Exhibit 99.1

1 © 2026, Iovance Biotherapeutics, Inc. © 2026, Iovance Biotherapeutics, Inc. Corporate Overview June 2026 1

Forward-Looking Statements

Certain matters discussed in this presentation are “forward-looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “achievable,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “can,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments, and other factors believed to be appropriate. Forward-looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements, and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the risks related to our ability to successfully commercialize our products; the acceptance by the market of our products and product candidates, if approved, and their potential pricing and/or reimbursement by payors, and whether such acceptance is sufficient to support continued commercialization or development of our products or product candidates; the risk regarding our ability to manufacture our therapies at our Iovance Cell Therapy Center facility, including the risk that our ability to increase manufacturing capacity at our facility may adversely affect our commercial launch; the risk that the successful development or commercialization of our products may not generate sufficient revenue from product sales, and we may not become profitable in the near term, or at all; the risks related to the timing of and our ability to successfully develop, submit, obtain, or maintain regulatory authority approval of our product candidates; whether clinical trial results from our pivotal studies and cohorts, and meetings with regulatory authorities may support registrational studies and subsequent approvals by regulatory authorities, including the risk that the planned registrational trial in advanced sarcomas may not support approval; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with regulatory authorities may differ from the interpretation of such results or communications by such regulatory authorities; the risk that clinical data from ongoing clinical trials of Amtagvi will not continue or be repeated in ongoing or planned clinical trials or may not support regulatory approval or renewal of authorization; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; the risk that we may not be able to recognize revenue for our products; the risk that Proleukin revenues, and other factors such as the number of authorized treatment centers, may not serve as a leading indicator for Amtagvi revenues; the risks regarding our anticipated operating and financial performance, including our financial guidance and projections; the effects of global and domestic geopolitical factors or public health events; and other factors, including general economic conditions and regulatory developments, not within our control. Any financial guidance provided in this presentation assumes the following: no material change in our ability to manufacture our products; no material change in payor coverage; no material change in revenue recognition policies; no new business development transactions not completed as of the period covered by this presentation; and no material fluctuation in exchange rates.

© 2026, Iovance Biotherapeutics, Inc.
2

3 © 2026, Iovance Biotherapeutics, Inc. Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer 3 Approved Products Commercial Launch Financials >90 Treatment Centers as of 05 /07/26* 2 ~95% Q2 2026 Revenue Guidance $86M — $88M © 2026, Iovance Biotherapeutics, Inc. *Includes center s in final stages of readiness or soon to be authorized. Abbreviations: FDA, U.S. Food and Drug Administration >1,500 Patients treated with commercial and clinical Iovance TIL products U.S., Canada & Australia Multiple Markets Globally ~45% Full Year 2026 Revenue Guidance $350M — $370M Addressable Patients within 200 miles of an ATC  Year - Over - Year Quarterly Revenue Growth Cash as of 3/31/26 ~$319M

The Pioneer in One-Time Cell Therapy for Solid Tumors

Platform Technology and Robust Pipeline in Blockbuster Solid Tumor Indications

AMTAGVI (lifileucel) PROLEUKIN (aldesleukin)

$1B+ U.S. Sales Potential in 2L+ Advanced Melanoma

- First and only approved treatment in 2L+ advanced melanoma
- **~45% YoY growth** in 1Q26
- Total revenue of $350M — $370M expected for FY26
- **5-year durability**: 31.4% ORR; 19.7% OS; mDOR of 36.5 months[1]
- **Real-world ~44% ORR**; 52% ORR in patients with ≤ 2 prior lines of therapy[2]

~7X U.S. Melanoma Opportunity in 2L mNSCLC*

- **High unmet need** with limited treatment options
- SOC: 12.8% ORR; 5.6 months mDOR; 12.3 months mOS[3]
- **Potential best-in-class lifileucel clinical profile:** 25.6% ORR; mDOR not reached at 25.4 months follow up[4]
- FTD for NSCLC from U.S. FDA
- Potential launch in 2H27
- **Leverages melanoma** commercial footprint and manufacturing

Operational Excellence Focused on Profitability

- **$319M cash**[5] runway **into 2028**
- 41% gross margin in 1Q26 impacted by non-recurring, one-time costs
- **Ongoing initiatives improving OpEx, cost of sales and gross margin**
- Leading IO pipeline in solid tumors
- Internal manufacturing
- 5K+ annual capacity for North America, Europe & APAC
- 1.5K+ commercial and clinical patients treated

1. Medina et al, ASCO 2025. Pooled Analysis (n=153), Heavily Pre-Treated Patient Population; 2. Karapetyan L et al. Transplantation & Cell Therapy 2026. Physician-assessed confirmed ORR by RECIST v1.1. All evaluable patients received commercial Amtagvi according to the U.S. prescribing information; 3. Ahn MJ et al. J Clin Onc 2024;43:260-272. 4. Interim data cut as of October 10, 2025 of patients with nonsquamous NSCLC with minimum cell dose based on FDA feedback for melanoma. Patients progressed on or after chemotherapy and anti-PD-1 therapy for mNSCLC without EGFR, ROS1 or ALK genomic mutations and received at least one line of FDA-approved targeted therapy if indicated by other actionable tumor mutations; 5. As of March 31, 2026

*Nonsquamous mNSCLC without EGFR, ROS1 or ALK genomic mutations

Abbreviations: 2L, second line; FTD, fast track designation; mDOR, median duration of response; mNSCLC, metastatic non-small cell lung cancer; OpEx, operating expenses; ORR, objective response rate; mOS, median overall survival; SOC, standard of care

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE

4

Strong Platform Supports Backbone IO Therapy for Solid Tumors

Iovance Retains Global Portfolio and Technology Platform Rights

AMTAGVI (lifileucel)

Approved	U.S., Australia, Canada
Under Review	Switzerland (Potential Approval 1H 2027)
Resubmission 2026	UK, EU

PROLEUKIN (aldesleukin) Recombinant IL-2 — Amtagvi Treatment Regimen | Additional Clinical & Commercial Use

		INDICATION & TREATMENT SETTING	PHASE 1 / PHASE 2 / PHASE 3
Registration-Directed	Lifileucel + pembrolizumab	Frontline advanced melanoma	TILVANCE-301 (FTD, Confirmatory)
	Lifileucel	Post-chemo & anti-PD-1 advanced NSCLC	IOV-LUN-202 (FTD)
	Lifileucel	Post-chemo advanced soft tissue sarcomas (DDLPS or UPS)	IOV-SAR-201
Lifileucel Pipeline	Lifileucel	Post anti-PD-1 advanced melanoma	IOV-MEL-202*
	Lifileucel	Post-chemo & anti-PD-1 endometrial cancer	IOV-END-201
Next-Generation Products	PD-1 Inactivated TIL (IOV-4001)	Post anti-PD-1 advanced melanoma or NSCLC	IOV-GM1-201
	IL-2 analog (IOV-3001)	TIL treatment regimen	IOV-IL2-101
	IL-12 tethered TIL (IOV-5001)	Post-ICI CRC, TNBC, Estrogen Receptor Low Breast Cancer	IOV-GE1-201**

*Enrollment complete. ** Planned to commence in 2H 2026;
Abbreviations: 2L, second line; 4L, fourth line; CRC, colorectal cancer; DDLPS, dedifferentiated liposarcoma; FTD, Fast Track Designation; IO, immuno-oncology; IL-2, interleukin 2; IL-12, interleukin 12; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein-1; TNBC, triple negative breast cancer; UPS, undifferentiated pleomorphic sarcoma

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 5

6 © 2026, Iovance Biotherapeutics, Inc. 6 First FDA - approved One - time, Individualized T cell Therapy for a Solid Tumor Cancer

Advanced Melanoma Market Opportunity

Significant Unmet Need in Frontline and Beyond[1]

2L+ Advanced Melanoma Population[2,3]

US: **8.5K**

Potential ex-US Markets: **22K**

Overall (1L+): **70K**

>50% of patients on 1L standard of care progress within 12 months[4-6]

mOS after Progression on 1L Therapy:[7]

~5 months	~3 months
BRAF wild-type (prior ICI therapy)	**BRAF mutated** (prior ICI and targeted therapy)

1. Chesney J, et al. J Immunother Cancer. 2022; 2. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2026 Estimates. https://seer.cancer.gov (accessed June 2026); World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022; 3. Data on file as of July 2025. Includes more than 20,000 patients initial target markets plus additional potential markets; 4. Larkin J, Chiarion-Sileni V, Gonzalez R, et al. NEJM. 5. Robert C, et al.; Lancet 6. Tawbi HA, Schadendorf D, Lipson EJ, et al. NEJM 7. Patrinely JR et al. Cancer. 2020

Abbreviations: 1L, first line; ICI, immune checkpoint inhibitors; mOS, median overall survival; mPFS, median progression-free survival; PD-(L)1, programmed death receptor-1 or programmed death-ligand

IOVANCE 7

© 2026, Iovance Biotherapeutics, Inc.

8 © 2026, Iovance Biotherapeutics, Inc. One Third of Responses Remain Ongoing without Subsequent Treatment 5 - Year OS 19.7% mDOR 36.5 Months ORR 31.4% mOS 13.9 Months 1. Medina et al, ASCO 2025. Pooled Analysis (n=153), Heavily Pre - Treated Patient Population Abbreviations: mDOR, median duration of response; mOS, median overall survival; NR, not reached; ORR, objective response rate Duration of Response Overall Survival Deep and Durable Responses at 5 - Year Follow Up 1 AMTAGVI® IN PREVIOUSLY TREATED ADVANCED MELANOMA Median Follow Up 57.8 Months

AMTAGVI® IN PREVIOUSLY TREATED ADVANCED MELANOMA

Best-in-class real-world data driving increased Amtagvi adoption[1]

Unprecedented Real-World Response Rates

44% ORR
(18/41)

73% DCR
(30/41)

Higher Response Rates with Earlier Treatment

52% ORR (12/23)
≤ 2 prior lines of therapy

33% ORR (6/18)
≥ 3 prior lines of therapy

Durable Ongoing Partial Response (PR)[2]
Significant tumor burden reduction at Week 6


Before Lifileucel
Post-Lifileucel (Week 6)

1. Karapetyan L et al. Transplantation & Cell Therapy 2026
2. Three Prior Lines of Therapy (1L-3L): 1L ipilimumab + nivolumab; 2L dabrafenib + trametinib; 3L nivolumab + relatlimab. 86% reduction in target lesions. Response ongoing at 260-day follow up. Photo Credit and Permission: H. Lee Moffitt Cancer Center

Abbreviations: DCR, disease control rate; ORR, objective response rate

© 2026, Iovance Biotherapeutics, Inc.

IOVANCE 9

AMTAGVI® IN PREVIOUSLY TREATED ADVANCED MELANOMA

Amtagvi® Patient Journey

Broad payer Coverage Consistent with Amtagvi Label, Clinical Trials and NCCN Guidelines


Community Practice
Primary Oncologist
ATC Medical Oncologist
Follow Up & Return to Primary Oncologist
Short-Course Proleukin®
Amtagvi®
Lymphodepletion
TREATMENT REGIMEN
AMTAGVI®
(lifileucel)
ENROLLMENT
3-4 WEEKS
~31 DAYS
Reimbursement
~3 Weeks
Scheduling
Goal: <2 weeks
Manufacturing, Release & Shipment

10

© 2026, Iovance Biotherapeutics, Inc.

11 © 2026, Iovance Biotherapeutics, Inc. • Modular design • Global supply and logistics • C apacity for up to 5K patients/year • Optimal utilization , quality & COS Manufacturing Facility Dedicated to Commercial and Clinical TIL Cell Therapies COS = cost of sales Philadelphia, PA

12 © 2026, Iovance Biotherapeutics, Inc. Amtagvi ® Authorized Treatment Centers (ATC) AMTAGVI® IN PREVIOUSLY TREATED ADVANCED MELANOMA 10K+ ≤ 100 Population 2 1. Not all authorized treatment centers are listed, Includes onboarded ATCs as well as in - process ATCs. 2. U.S. Census Bureau, 2024 Annual Estimates. SEER annual estimated death rate from melanoma: 2 deaths per 100K people: https://seer.cancer.gov/ (accessed June 2026) 3. Internal data First Canada ATC Toronto, ON Over 90 Authorized ATCs, including First Canada ATC

13 © 2026, Iovance Biotherapeutics, Inc. Broad Market Access Data on file as of July 2025. *Plans or policies that cover Amtagvi, including pharmacy benefit managers (PBMs) Abbreviations: NCCN, National Comprehensive Cancer Network Payer Medical Coverage Policies Consistent with Amtagvi Label, Clinical Trials and NCCN guidelines Patient lives covered; Majority of patients have private coverage* Typical time to financial clearance 250+ Million ~ 3 Weeks > 75% of Amtagvi patients covered by private payers

14 © 2026, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Cell Therapy Platform for Solid Tumors Unique Mechanism of Action • Individualized • One - time therapy • Patient’s T cells fight cancer Tumor Tissue Collection Patient - specific T Cells Grown into the Billions 1 TIL Treatment Regimen 1. Amtagvi USPI

15 © 2026, Iovance Biotherapeutics, Inc. Global Deaths 2 U.S. Deaths 1 59K 8.5K Melanoma 1.8M 125K Lung & Bronchus 50K 5K Soft Tissue Sarcomas 90K 13K Endometrial 1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2026 Estimates. https://seer.cancer.g ov (accessed June 2026) 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022; Zhou et al. BMC Public Health 20 25 91% of All Cancer Cases are Solid Tumors 1 Amtagvi® Market Expansion Opportunity in Solid Tumors 1 New indications: 2 Additional markets: Amtagvi® Approved Markets Planned Markets

16 © 2026, Iovance Biotherapeutics, Inc. 16 Amtagvi® Expansion Plans in Advanced Melanoma

17 © 2026, Iovance Biotherapeutics, Inc. Unprecedented Rate, Depth & Durability of Responses in Frontline Advanced Melanoma • Median PFS and median DOR not reached at nearly 2 years of median follow up (median follow up 21.7 months) • All response - evaluable patients demonstrated regression of target lesions • Safety consistent with underlying disease and known safety profiles of pembrolizumab, NMA - LD, lifileucel, and IL - 2 • Late AEs consistent with anti - PD - 1 monotherapy, differentiated from ICI combination therapies LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV - COM - 202 COHORT 1A 1. Thomas et al, ASCO 2024; Data on file as of May 31, 2024. *Unconfirmed CRs, confirmed following data cut. a One patient without a postdose tumor response assessment was not included. b Target lesion lymph node at baseline decreased by 50% is no longer pathological, and thus is shown here as - 100% representing uCR. Abbreviations: CI, confidence interval; CR, complete response; DOR, duration of response; ICI, immune checkpoint inhibitor; O RR, objective response rate; PD, progressive disease; PFS, progression - free survival; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tu mors; SD, stable disease; SOD, sum of diameters; AE, adverse event; IL - 2, interleukin - 2; NMA - LD, nonmyeloablative lymphodepletion Data support rationale for TILVANCE frontline study: 1 65.2% ORR via RECIST v 1.1 30.4% CR 64.7% PFS at 6 & 12 months Best Percentage Change from Baseline in Target Lesion SOD Time to Response and Time of Efficacy Assessment for Confirmed Responders (PR or Better)

18 © 2026, Iovance Biotherapeutics, Inc. Option to crossover to lifileucel after BIRC - confirmed PD 1:1 Randomization TILVANCE - 301 Global Phase 3 and Confirmatory Trial LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA *Pembrolizumab in both arms is started at the same time after randomization. Abbreviations: BIRC, blinded independent review committee; ORR, objective response rate; PD, progressive disease; PD - 1, program med cell death protein - 1; PFS, progression free survival Arm A: lifileucel plus pembrolizumab* Long - term follow up Patient Population Unresectable or metastatic melanoma; no prior therapy for metastatic disease N=670 75+ sites in U.S., Canada, Europe, APAC Arm B: pembrolizumab alone* Study Design with FDA Agreement • Dual primary endpoints: ORR & PFS • Interim analysis on ORR • Final analysis on PFS • Registrational for frontline melanoma • Confirmatory for full approval of Amtagvi ® in post - anti - PD - 1 melanoma • Enrollment on track with internal projections Randomized, Multicenter Study with Optional Crossover to Lifileucel (NCT05727904)

19 © 2026, Iovance Biotherapeutics, Inc. 19 TIL Therapy Pipeline

20 © 2026, Iovance Biotherapeutics, Inc. 1M+ Global Annual Deaths 1 Significant Unmet Need in 2L Nonsquamous NSCLC – Limited durability with SOC Chemo (Docetaxel) 2 5.6 mo mDOR 12.3 mo OS 12.8% ORR >90K Annual Deaths 1 1. Data on file as of November 2025, includes targeted patient population in potential future commercial markets. 2. Ahn MJ et al. J Clin Onc 2024;43:260 - 272. Abbreviations: APAC, Asia Pacific; mDOR, median duration of response; mo , month; NSCLC, non - small - cell lung cancer; ORR, objective response rate; OS, overall survival; SOC, standard of care >150K Annual Deaths 1 >75K Annual Deaths 1 TIL Experience is Growing at Leading Cancer Centers across North America, Europe & APAC Global NSCLC Commercial Opportunity ~7X Current Melanoma Opportunity 1

21 © 2026, Iovance Biotherapeutics, Inc. IOV - LUN - 202 Registrational Trial Design Phase 2 Multicenter Study of Lifileucel in Post - Anti - PD - 1 NSCLC (NCT04614103) Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; IRC, independent review committee; NSCLC, non - small cell lung ca ncer; ORR, objective response rate; TPS, tumor proportion score Iovance TIL Therapy Lifileucel in NSCLC IOV - LUN - 202 is designed to enroll patients with advanced NSCLC post anti - PD - 1 treatment Endpoints • Primary: ORR by IRC • Secondary: Safety Patient Population Unresectable or metastatic NSCLC with progression on or after prior anti - PD - 1 treatment and chemotherapy 65+ sites in U.S., Canada, Europe, APAC Cohort 1: < 1% or unknown TPS Cohort 2: ≥ 1% TPS Registrational Cohorts

22 © 2026, Iovance Biotherapeutics, Inc. Fast Track Designation in Second - Line Nonsquamous mNSCLC IOV - LUN - 202 COHORTS 1 & 2 POST - ANTI - PD - 1 ADVANCED NSCLC 1. Interim data cut as of October 10, 2025 of patients with nonsquamous NSCLC with minimum cell dose based on FDA feedback in me lan oma. Patients progressed on or after chemotherapy and anti - PD - 1 therapy for mNSCLC without EGFR, ROS1 or ALK genomic mutations and received at least one line of FDA - approved targeted therapy if indicated by other actionable tumor mutatio ns. 2. Time to response, time on assessment for confirmed responders (PR or better). A bar is presented for each patient starting from date of lifileucel infusion up to date of new anti - cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier. *Patient 23 in ongoing follow up to confirm PR. Abbreviations: CR, complete response; mNSCLC, metastatic non - small cell lung cancer; ORR, objective response rate; PD, progressi ve disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; uPR , unconfirmed partial response One - Time Therapy with Unprecedented Durability and Potential Best - in - Class Clinical Profile 1 25.6% ORR (n=39; RECIST 1.1) mDOR Not Reached (Median follow up: 25.4 months) Patients Time (months) Since Lifileucel Infusion % Change From Baseline Durability of Response 2 Patients Best Percentage Change from Baseline in Target Lesion(s)

23 © 2026, Iovance Biotherapeutics, Inc. Cohort 3A Results Support Adding TIL Therapy to Frontline NSCLC 1 IOV - COM - 202 COHORT 3A, ICI - NAÏVE NSCLC % Change from Baseline Time (Months) Since TIL Infusion PD - L1 Negative, EGFR WT Subgroup has a High Unmet Need 2 Best Percentage Change from Baseline in Target Lesion SOD 64.3% ORR EGFR WT Time to Response for Confirmed Responders (PR or Better, EGFR WT Patients) mDOR not reached (median follow up 26.5 months) • Safety consistent with Iovance TIL combination studies • Supports adding TIL therapy to pembrolizumab plus chemotherapy for frontline NSCLC in IOV - COM - 202 cohorts 3D/3E 1. Creelan et al,SITC 2024 2 . KEYTRUDA USPI; OPDIVO USPI *PR response based on target lesion reduction of 100% with the persistence of nontarget lesions. Abbreviations: CR, complete response; EGFR, epidermal growth factor receptor; ICI, immune checkpoint inhibitor; NSCLC, non - small - cell lung cancer; ORR, objective response rate; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; SOD, sum of diameter; TPS, tumor proportion score; WT, wild - type 54.5% ORR EGFR WT PD - L1 Negative by RECIST 1.1 Anti - PD - 1 ORR Benchmarks 2 27% (TPS ≥ 1%); 39 - 45% (TPS ≥ 50%) Treatment - naïve (mono) 18 - 20% Post - chemotherapy (mono) 48 - 58% Frontline (anti - PD - 1 + chemo) 2 Patients 60 40 20 0 – 20 – 40 – 60 – 80 – 100 a 3A - 03 3A - 16 3A - 08 3A - 22 3A - 15 3A - 09 3A - 04 3A - 02 3A - PD - L1 TPS <1 <1 <1 <1 ≥ 50 <1 <1 <1 <1 3A - 10 ≥ 50 3A - 17 ≥ 50 3A - 11 <1 3A - 13 <1 8 0 10 0 PD SD PR CR

24 © 2026, Iovance Biotherapeutics, Inc. 1. CancerMPact Patient Metrics for US Soft Tissue Sarcoma (accessed February 2026); 2. Zhou et al. BMC Public Health 2025; 3. CancerMPact Treatment Architecture for Sarcoma for the US & EU5 (May 2025) to inform treatment rates in the US and EU5. 4. Parikh RC, et al. Cancer. 2018. 5. Italiano A, et al. Ann Oncol. 2012; 6. Jones RL et al. Ann Oncol. 2023. Abbreviations: 2L, second line; DDLPS, dedifferentiated liposarcoma; DCR, disease control rate; ICI, immune checkpoint inhibitor; ORR, objective response rat e; RECIST, Response Evaluation Criteria in Solid Tumors; SOD, sum of diameter (in millimeters); UPS, undifferentiated pleomorphic sarcoma Significant Market Opportunity for Advanced Soft Tissue Sarcomas LIFILEUCEL IN ADVANCED SOFT TISSUE SARCOMAS Practice - Changing Potential in Rare , High Grade , Aggressive Refractory UPS & DDLPS with Very High Unmet Need Deep responses improved over time • All evaluable patients had significant disease burden • Safety consistent with lifileucel in other indications Current 2L SOC has low ORR (<5%) with short durability 4 - 6 • No approved ICI options Phase 2 registrational trial to commence in 2Q 2026 • Targeting expedited pathways for registration • Plan to explore additional high grade soft tissue sarcoma subtypes >3 K >5K US annual cases 1 Patients with advanced disease 3 Europe annual cases 2 >3.5K >8K Patients/yr (US & Europe) 50% ORR via RECIST v1.1 2.33 Mean Prior Lines of Therapy 117 mm Baseline Mean SOD

25 © 2026, Iovance Biotherapeutics, Inc. 1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2026 Estimates. https://seer.cancer.gov (accessed June 2026 ); 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022; 3. NCCN Guidelines Version 2.2024 Endometrial Carcinoma; 4. Kang et al, Nature Portfolio, Scientific Reports, 2022; 5. Makker V, et al. N Engl J Med. 2022; 6. McMeekin S, et al. Gynecol Oncol. 2015. Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; pMMR , proficient DNA mismatch repair; dMMR , deficient DNA mismatch repair; SOC, standard of care; TMB - H, tumor mutational burden high; ORR, objective response rate Strong Initial Data for Serous Advanced Endometrial Cancer LIFILEUCEL IN ADVANCED ENDOMETRIAL CANCER Difficult to Treat Subtype with Very High Unmet Need in 2L+ Anti - PD - (L)1 moving into front - line therapy setting 3 No standard of care for 2L+ post - anti - PD - 1 • Molecularly defined subgroups with available targeted therapies are small • ORR with mono - chemotherapy after front - line chemo doublet: ~15% 5,6 • Limited data on treatments after anti - PD - (L)1 ~13K ~90K US annual endometrial cancer deaths 1 5 - yr survival ( distant metastases ) 1 Global deaths 2 19.5% Endometrial Cancer Biomarkers 4 pMMR : 73% dMMR : 27% >40% of Endometrial Cancer Deaths are Serous 40% Confirmed ORR via RECIST v1.1 100% DCR via RECIST v1.1 2 Median Prior Lines of Therapy

26 © 2026, Iovance Biotherapeutics, Inc. pMMR Subgroup dMMR Subgroup Endpoints • Primary : ORR per RECIST v1.1 by investigator • Secondary : CR rate , DOR, DCR, PFS, OS, safety and tolerability • Subgroup analyses specified in protocol • Potential to expand / convert to registrational trial • First patient enrolled Q4 2024 IOV - END - 201 Phase 2 Proof of Concept Study Endometrial Cancer Patient Population * Recurrent, metastatic or primary unresectable disease after chemo and anti - PD - 1 therapy ≤ 3 lines of prior systemic therapy with no more than 1 line of chemotherapy *Sample size and study population of registrational ph2 study will be determined after PoC final analysis Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; CR, complete response; dMMR, mismatch repair deficient; pMMR, mi smatch repair proficient; DCR, disease control rate; DOR, duration of response; ORR, objective response rate; OS, overall survival; PFS, progression free survival LIFILEUCEL IN ADVANCED ENDOMETRIAL CANCER Proof - of - Concept Trial in Patients with Mismatch Repair (MMR) Proficient and Deficient Tumors (NCT06481592)

27 © 2026, Iovance Biotherapeutics, Inc. 27 © 2026, Iovance Biotherapeutics, Inc. IOV - 4001: PD - 1 Inactivated TIL Therapy 2 T cell PD - 1 PD - 1 inhibits the ability of T cells to fight cancer: T cells, upon encountering cancer cells, produce PD - 1, a checkpoint receptor that is activated by proteins (PD - L1 and PD - L2) found on cancer and other immune cells. 1 PD - L2 PD - L1 PD - 1 TCR pMHCI PD - L2 PD - L1 Tumor cell Antigen - presenting cell 1. Sharpe AH, Pauken KE, Nat Rev Immunol 2018, 18:153 - 167 2. Natarajan A et.al. AACR 2022 3. Licensed from Cellectis 1 IOV - 4001 TCR pMHCI PD - L2 PD - L1 Tumor cell PD - 1 Inactivated T Cells Avoid Checkpoint Signals: PD - 1 is inactivated using TALEN, restoring the ability of TIL cells to kill cancer cells. 2,3 Cognate Antigen Cognate Antigen NEXT - GENERATION TIL THERAPY: IOV - 4001

28 © 2026, Iovance Biotherapeutics, Inc. Phase 1/2 Open - Label First - in - Human Study: IOV - GM1 - 201 Endpoints • Phase 1: Safety (Complete) • Phase 2 Primary: ORR per RECIST v1.1 by investigator • Secondary : CR rate , DOR, DCR, PFS, OS, safety and tolerability Genetically Modified, PD - 1 Inactivated TIL Therapy IOV - 4001 in Previously Treated Metastatic Melanoma and NSCLC (NCT05361174) Cohort 1: Unresectable or metastatic melanoma Post - anti - PD - 1/L1, post - BRAF/MEK inhibitor in patients with BRAF mutations Cohort 2: Stage III or IV NSCLC Post - anti - PD - 1/L1 or post targeted therapy and either chemotherapy or anti - PD - 1/L1 Patient Population Adults with unresectable or metastatic melanoma or advanced NSCLC N=53 NEXT - GENERATION TIL THERAPY: IOV - 4001 Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; CR, complete response; DCR, disease control rate; DOR, duration of response; NSCLC, non - small cell lung cancer; ORR, objective response rate; OS, overall survival; PFS, progression free survival

29 © 2026, Iovance Biotherapeutics, Inc. 29 © 2026, Iovance Biotherapeutics, Inc. IOV - 3001: Next Generation IL - 2 for TIL Supportive Regimen 1,2 Phase 1/2 trial enrolling patients Recombinant fusion protein designed to enhance TIL survival and cellular proliferation • A modified copy of the coding sequence for aldesleukin (mdIL - 2) is fused to a humanized monoclonal immunoglobulin (Ig)G1 κ antibody • The mdIL - 2 moiety of IOV - 3001 binds to the IL - 2 - receptor (IL - 2R) with subsequent phosphorylation of signal transducer and activator of transcription 5 (STAT5), resulting in enhanced performance 1. Mitra S, Leonard WJ, Journal of Leukocyte Biology 2018 103(4): 643 - 655 2. Simpson - Abelson M et al, ASCO 2024 Gene Expression: • Survival • Proliferation mdIL - 2 IL - 2R JAK1 P JAK3 STAT5 dimer Cytosol Nucleus P IOV - 3001 IOV - 3001 Heavy chain Light chain IOV - 3001 Modified IL - 2 (mdIL - 2) TIL Antibody Preclinical data suggest IOV - 3001 may have a better safety profile and require less frequent dosing compared to Proleukin

30 © 2026, Iovance Biotherapeutics, Inc. IOV - 5001: IL - 12 Tethered TIL Therapy 1. Zhang L, et al, Clin Cancer Res 2015;21(10):2278 – 2288; 2. Zhang L, et al, J Immunother Cancer 2020;8:e000210; 3. Kobayashi M, et al, J Exp Med 1989;170:827 – 845; 4. Zeh HJ, et al, J Immunother 1993;14:155 – 61; 5. Tugues S, et al, Cell Death and Differentiation 2015;22:237 – 246; 6. Cao X, et al, Cancer Res 2009;69:8700 – 9; 7. Steding CE, et al, Imm unology 2011;133:221 – 38 • Tethered IL - 12 TIL cells can improve efficacy by remodeling the suppressive TME into an immuno - supportive state – In advanced melanoma patients, an ORR of 63% (n=16) was observed with prior generation IL - 12 secreting TIL product at doses 10 - to 100 - fold lower than conventional TIL products 1 • IL - 12 shows independent clinical efficacy, with safe delivery to the TME being the primary challenge 1,2 • Expression of IL - 12 on IOV - 5001 is induced upon antigen encounter in the TME 1,2 • IOV - 5001’s expressed IL - 12 is tethered to the membrane surface of TIL to avoid release into circulation (shedding) 2 • Inducible IL - 12 expression in the TME and lack of IL - 12 shedding expected to allow increased IOV - 5001 cell doses and improved TIL efficacy in solid tumor cancers Abbreviations: IL - 12, interleukin 12; IND, investigational new drug application; MDSC, myeloid derived suppressor cell; NK, nat ural killer cell; NKT, natural killer T cell; ORR, objective response rate; TME, tumor microenvironment; Treg, regulatory T c ell NK and NK - T cell activation and proliferation 3 CD8 + T cell activation and proliferation 4 CD4 + T cell differentiation to Th1 5 T reg and MDSC downregulation 6,7 30 Direct Action IFN γ Cytosol Nucleus TIL NFAT - TeIL - 12 IL - 12 IL - 12R TCR Antigen © 2026, Iovance Biotherapeutics, Inc. IND - Cleared: Phase 1/2 Basket Trial to Start 2H2026 in Solid Tumors Representing 100K+ U.S. Deaths Annually NEXT - GENERATION TIL THERAPY: IOV - 5001

31 © 2026, Iovance Biotherapeutics, Inc. 31 Corporate Summary

32 © 2026, Iovance Biotherapeutics, Inc. 1. Includes anticipated revenue from Amtagvi® and Proleukin® and anticipated savings from strategic restructuring announced on Aug ust 7, 2025 2. Preferred shares are shown on an as - converted basis . Financial Position & Outlook Cash runway into 2028 1 Total Revenue Guidance Revenue Growth | Margin Improvement | Cost Control Cash position (3/31/26) $319M FY 2026 Guidance $350M — $370M 2Q26 Guidance $86M — $88M